Exhibit 10.15

EXECUTION VERSION

ABL JOINDER AGREEMENT

ABL JOINDER AGREEMENT, dated as of November 16, 2018 (this “Joinder Agreement”), among PLY GEM MIDCO, LLC (formerly known as Ply Gem Midco, Inc., and formerly known as Pisces Midco, Inc.), a Delaware limited liability company (the “Predecessor Parent Borrower”), NCI BUILDING SYSTEMS, INC., a Delaware corporation (the “Successor Parent Borrower”), each of the Subsidiary Guarantors (as defined in the Credit Agreement (as defined below)) party hereto and UBS AG, STAMFORD BRANCH, as administrative agent for the Lenders (as defined below) (the “Administrative Agent”) and as collateral agent for the Secured Parties (as defined in the Credit Agreement) (the “Collateral Agent”).

WITNESSETH:

WHEREAS, the Predecessor Parent Borrower and the Administrative Agent are parties to (i) that certain ABL Credit Agreement, dated as of April 12, 2018 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among the Predecessor Parent Borrower, the Subsidiary Borrowers (as defined therein) from time to time party thereto, the several banks and other financial institutions from time to time party thereto (the “Lenders”), the Administrative Agent, the Collateral Agent and the other parties thereto and (ii) that certain ABL U.S. Guarantee and Collateral Agreement, dated as of April 12, 2018 (as amended, supplemented, waived or otherwise modified from time to time, the “U.S. Guarantee and Collateral Agreement”), among the Predecessor Parent Borrower, the U.S. Subsidiary Borrowers (as defined in the ABL Credit Agreement) from time to time party thereto, the guarantors from time to time party thereto, the Collateral Agent and the Administrative Agent;

WHEREAS, the Canadian Borrowers (as defined in the ABL Credit Agreement) and the Administrative Agent are parties to that certain ABL Canadian Guarantee and Collateral Agreement, dated as of April 12, 2018 (as amended, supplemented, waived or otherwise modified from time to time, the “Canadian Guarantee and Collateral Agreement”), among the Canadian Borrowers from time to time party thereto, the guarantors from time to time party thereto, the Collateral Agent and the Administrative Agent;

WHEREAS, in connection with the transactions contemplated by the Panther Merger Agreement, the Predecessor Parent Borrower is merging with and into the Successor Parent Borrower (the “Merger”), with the Successor Parent Borrower being the survivor of such merger;

WHEREAS, Subsection 8.2(a)(x) of the Credit Agreement provides that the Predecessor Parent Borrower shall be permitted to merge with or into any Person, provided that upon any such merger the Person formed by or surviving such merger shall expressly assume all the obligations of the Predecessor Parent Borrower under the Loan Documents;

WHEREAS, clause (ii) of the proviso to Subsection 8.2(a)(x) of the Credit Agreement provides that each Subsidiary Guarantor shall deliver a joinder or other document or instrument, pursuant to which such U.S. Subsidiary Guarantor shall confirm its Subsidiary Guaranty;

WHEREAS, clause (iii) of the proviso to Subsection 8.2(a)(x) of the Credit Agreement provides that each Subsidiary Guarantor shall have by a supplement to the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement, as applicable, or another document or instrument affirmed that its obligations thereunder shall apply to its Guarantee as reaffirmed pursuant to clause (ii) of the proviso to Subsection 8.2(a)(x) of the Credit Agreement; and

WHEREAS, the last paragraph of Subsection 8.2 of the Credit Agreement provides that the Successor Parent Borrower will succeed to, and be substituted for, and may exercise every right and power of, the Predecessor Parent Borrower under the Loan Documents, and that thereupon the Predecessor Parent Borrower shall be relieved of all obligations and covenants under the Loan Documents.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2.	Assumption and Joinder of Agreements and Obligations. In accordance with Subsection 8.2(a)(x) of the Credit Agreement, effective as of the Effective Date (as defined below), the Successor Parent Borrower hereby becomes a party to the Credit Agreement, the U.S. Guarantee and Collateral Agreement and each other Loan Document to which the Predecessor Parent Borrower is a party, and shall thereafter be deemed to be “Parent Borrower” for purposes of the Credit Agreement, the U.S. Guarantee and Collateral Agreement and the other Loan Documents to which the Predecessor Parent Borrower is a party as if originally named therein, and the Successor Parent Borrower expressly assumes, confirms and agrees to perform and observe all of the indebtedness, obligations (including, without limitation, all obligations in respect of the Loans), covenants, agreements, terms, conditions, duties and liabilities of the Predecessor Parent Borrower as “Parent Borrower” under or with respect to the Credit Agreement, any Notes and any of the other Loan Documents to which the Predecessor Parent Borrower is a party in its capacity as “Parent Borrower” as fully as if the Successor Parent Borrower were originally a signatory in the capacity of the “Parent Borrower” thereto. At all times from and after the Effective Date, all references to the “Parent Borrower” in the Credit Agreement or any of the other Loan Documents and any and all certificates and other documents executed by the Predecessor Parent Borrower in connection therewith shall be deemed to refer to the Successor Parent Borrower.

3.	Effectiveness. This Joinder Agreement shall become effective on the date (such date, the “Effective Date”) that the following conditions have been satisfied:

a)	the Administrative Agent shall have received a counterpart of this Joinder Agreement executed by the Predecessor Parent Borrower, the Successor Parent Borrower and each Subsidiary Guarantor; and

b)	the Merger shall have occurred.

For the avoidance of doubt, the Effective Date is November 16, 2018.

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4.	Effect of Amendment; Acknowledgment. This Joinder Agreement shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as modified by this Joinder Agreement, except for (a) the representations and warranties made by the Borrowers and the other Loan Parties prior to the Effective Date (which representations and warranties made prior to the Effective Date shall not be superseded or rendered ineffective by this Joinder Agreement as they pertain to the period prior to the Effective Date) and (b) any action or omission performed or required to be performed pursuant to the Credit Agreement prior to the Effective Date. For the avoidance of doubt, any certificate or other document the form of which is set out in any exhibit attached to the Credit Agreement or any other Loan Document may be revised, as applicable, to refer to the Credit Agreement as modified by this Joinder Agreement. This Joinder Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document. The Successor Parent Borrower reaffirms, as of the effectiveness of this Joinder Agreement, its obligations under the Loan Documents to which it is party. Without limiting the foregoing, the Successor Parent Borrower, as of the effectiveness of this Joinder Agreement, hereby (i) acknowledges and agrees that all of its obligations under the U.S. Guarantee and Collateral Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by the Successor Parent Borrower to the Collateral Agent for the benefit of the Secured Parties made pursuant to the U.S. Guarantee and Collateral Agreement and (iii) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the U.S. Guarantee and Collateral Agreement) include, among other things and without limitation, the due and punctual payment by the Borrowers or the Guarantors, as applicable, when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on the Loans made pursuant to the Commitments under the Credit Agreement as modified by this Joinder Agreement.

5.	Affirmation of Loan Documents. Each Subsidiary Guarantor acknowledges and consents to each of the provisions of this Joinder Agreement. Each Subsidiary Guarantor further acknowledges and agrees that all Obligations with respect to the Commitments under the Credit Agreement as modified by this Joinder Agreement shall be fully guaranteed and secured pursuant to the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement, as applicable, in accordance with the terms and provisions thereof. Each Subsidiary Guarantor reaffirms its obligations under the Loan Documents to which it is party, including its Subsidiary Guaranty. Without limiting the foregoing, as of the effectiveness of this Joinder Agreement, each of the Subsidiary Guarantors hereby (i) acknowledges and agrees that all of its obligations under the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement, as applicable, and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by such Subsidiary Guarantor to the Collateral Agent for the benefit of the Secured Parties made pursuant to the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement, as applicable, and (iii) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement, as applicable) include, among other things and without limitation, the due and punctual payment by the Borrowers or the Subsidiary Guarantors, as applicable, when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on the Loans made pursuant to the Commitments under the Credit Agreement as modified by this Joinder Agreement.

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6.	Intercreditor Agreement. The Successor Parent Borrower hereby acknowledges that it has received a copy of the Intercreditor Agreement and consents thereto, agrees to recognize all rights granted thereby to the ABL Agent, the ABL Secured Parties, the Cash Flow Agent, the Cash Flow Secured Parties, any Additional Agent and any Additional Secured Parties (as each such term is defined in the Intercreditor Agreement) and will not do any act or perform any obligation which is not in accordance with the agreements set forth in the Intercreditor Agreement.

7.	GOVERNING LAW. THIS JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

8.	Counterparts. This Joinder Agreement may be executed by one or more of the parties to this Joinder Agreement on any number of separate counterparts (including by facsimile and other electronic transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Joinder Agreement signed by all the parties shall be delivered to the Successor Parent Borrower and the Administrative Agent.

9.	Headings. The headings of this Joinder Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

10.	Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.	Successors and Assigns. The provisions of this Joinder Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[The Remainder of This Page is Left Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed, all as of the date first written above.

PLY GEM MIDCO, LLC

By:	/s/ Shawn K. Poe
Name: Shawn K. Poe
Title: Chief Financial Officer

NCI BUILDING SYSTEMS, INC.

By:	/s/ Todd R. Moore
Name: Todd R. Moore
Title: Executive Vice President, Chief Legal, Risk & Compliance Officer and Corporate Secretary

[Signature Page to Panther ABL Joinder Agreement (Borrower Merger)]

Acknowledged and Accepted:

UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director Banking Products Services, US

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

[Signature Page to Panther ABL Joinder Agreement (Borrower Merger)]

Consented and agreed (for purposes of Section 5 only):

PLY GEM HOLDINGS, INC.

By:	/s/ /s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Executive Vice President, Chief
Financial Officer, Secretary and
Treasurer

[Signature Page to Panther ABL Joinder Agreement (Borrower Merger)]

ALENCO BUILDING PRODUCTS MANAGEMENT, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO EXTRUSION GA, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO EXTRUSION MANAGEMENT, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO HOLDING CORPORATION

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Panther ABL Joinder Agreement (Borrower Merger)]

ALENCO INTERESTS, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO TRANS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO WINDOW GA, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALUMINUM SCRAP RECYCLE, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

AWC ARIZONA, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Panther ABL Joinder Agreement (Borrower Merger)]

AWC HOLDING COMPANY

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

FOUNDATION LABS BY PLY GEM, LLC

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

GLAZING INDUSTRIES MANAGEMENT, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

GREAT LAKES WINDOW, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Panther ABL Joinder Agreement (Borrower Merger)]

KROY BUILDING PRODUCTS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

MASTIC HOME EXTERIORS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

MW MANUFACTURERS INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

MWM HOLDING, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

NAPCO, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Panther ABL Joinder Agreement (Borrower Merger)]

NEW ALENCO EXTRUSION, LTD.

By:	Alenco Extrusion Management, L.L.C., its general partner

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

NEW ALENCO WINDOW, LTD.

By:	Alenco Building Products Management, L.L.C., its general partner

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

NEW GLAZING INDUSTRIES, LTD.

By:	Glazing Industries Management, L.L.C., its general partner

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Panther ABL Joinder Agreement (Borrower Merger)]

PLY GEM PACIFIC WINDOWS CORPORATION

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

PLY GEM SPECIALTY PRODUCTS, LLC

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMEX, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMONTON BUILDING PRODUCTS LLC

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMONTON INDUSTRIES, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Panther ABL Joinder Agreement (Borrower Merger)]

SIMONTON WINDOWS & DOORS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMONTON WINDOWS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

VARIFORM, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Panther ABL Joinder Agreement (Borrower Merger)]

ATRIUM CORPORATION

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

ATRIUM INTERMEDIATE HOLDINGS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

ATRIUM PARENT, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

AMERICAN SCREEN MANUFACTURERS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

ATRIUM EXTRUSION SYSTEMS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

[Signature Page to Panther ABL Joinder Agreement (Borrower Merger)]

CHAMPION WINDOW, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

THERMAL INDUSTRIES, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

[Signature Page to Panther ABL Joinder Agreement (Borrower Merger)]

SILVER LINE BUILDING PRODUCTS LLC

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President and Secretary

[Signature Page to Panther ABL Joinder Agreement (Borrower Merger)]